UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________________________________

FORM 8-K

________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

________________________________________________________

Paychex, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11330	16-1124166
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

911 Panorama Trail South Rochester, New York	14625-2396
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 385-6666

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Merger Transaction

On January 7, 2025, Paychex, Inc., a Delaware corporation (“Paychex”), Skyline Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Paychex (“Merger Sub”), and Paycor HCM, Inc., a Delaware corporation (“Paycor”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).

Upon the terms and subject to the conditions set forth in the Merger Agreement, at the closing (the “Closing”) of the transactions contemplated by the Merger Agreement (the “Transactions”), (a) Merger Sub will merge with and into Paycor, with Paycor as the surviving corporation (the “Surviving Corporation”) and an indirect wholly owned subsidiary of Paychex (the “Merger”), (b) each share of common stock of Paycor, par value $0.001 per share (“Paycor Stock”), issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than shares of Paycor Stock (i) held by Paycor as treasury stock or owned by Paychex or Merger Sub immediately prior to the Effective Time or (ii) held by any subsidiary of either Paycor or Paychex (other than Merger Sub) (other than shares of Paycor Stock held by any such person in a trustee, custodian or nominee capacity for the account of clients or customers of such persons) immediately prior to the Effective Time) issued and outstanding immediately prior to the Effective Time (other than shares held by any holder who is entitled to appraisal rights and has properly exercised such rights under Delaware law) will be converted into the right to receive $22.50 in cash, without interest (the “Merger Consideration”), and (c) each share of common stock of Merger Sub outstanding immediately prior to the Effective Time will be converted into and become one share of common stock, par value $0.01 per share, of the Surviving Corporation. In addition, at the Closing, Paycor’s outstanding equity awards will be treated as follows:

•	each outstanding stock option will be cancelled and Paycor will pay for each such stock option cancelled an amount in cash equal to (x) the excess, if any, of the Merger Consideration over the applicable exercise price of such option, multiplied by (y) the number of shares of Paycor Stock the holder could have purchased had such holder exercised such stock option in full immediately prior to the Effective Time;

•	each outstanding time-based restricted stock unit (each, a “Paycor RSU”) that is held by a non-employee director will be cancelled and converted into the right to receive, without interest, an amount in cash equal to (x) the Merger Consideration multiplied by (y) the number of shares of Paycor Stock subject to such Paycor RSUs;

•

each other outstanding Paycor RSU other than those held by Paycor employees at or above the level “Director”, but including cash-settled Paycor RSUs held by Serbia-based Paycor employees at any level, will be cancelled and converted into the right of the holder to receive, without interest, an amount in restricted cash equal to (x) the Merger Consideration multiplied by (y) the number of shares of Paycor Stock subject to such Paycor RSUs;

•	each other outstanding Paycor RSU will be cancelled and exchanged for an award of restricted stock units with respect to a number of shares of common stock of Paychex, par value $0.01 per share (“Paychex Stock”), determined by multiplying the number of shares of Paycor Stock subject to such Paycor RSUs by the quotient obtained by dividing (x) the Merger Consideration by (y) the average volume weighted average price per share of Paycor Stock for the 30 consecutive trading day period ending on the last trading day preceding the Effective Time (the “Paycor Award Conversion Ratio”) (rounded down to the nearest whole number in aggregate on an award-by-award basis);

•	each outstanding restricted stock unit with respect to Paycor Stock that is subject to vesting conditions based in whole or in part on performance goals (each, a “Paycor PSU”) will be cancelled and exchanged for a number of restricted stock units with respect to a number of shares of Paychex Stock, equal to the number of shares of Paycor Stock underlying such award, determined based on the actual level of performance as of the Effective Time by the compensation and benefits committee of the board of directors of Paycor in good faith, multiplied by the Paycor Award Conversion Ratio (rounded down to the nearest whole number in aggregate on an award-by-award basis); and

•	each outstanding restricted stock award with respect to Paycor Stock will be cancelled and exchanged for a number of restricted stock awards with respect to a number of shares of Paychex Stock equal to the number of shares of Paycor Stock underlying such award multiplied by the Paycor Award Conversion Ratio (rounded down to the nearest whole number in aggregate on an award-by-award basis).

Following the execution of the Merger Agreement, Pride Aggregator, LP, Paycor’s majority stockholder, executed and delivered to Paycor and Paychex a written consent adopting the Merger Agreement and approving the Merger (the “Written Consent”), thereby providing the required stockholder approval for the Merger. No further action by the holders of Paycor Stock is required to complete the Merger.

The Closing is subject to certain customary mutual conditions, including (a) approval of the Merger Agreement and the Merger by the holders of a majority of Paycor Stock (which has been obtained by the delivery of the Written Consent) and the mailing of the information statement on Schedule 14C to the stockholders of Paycor at least 20 days prior to the Closing, (b) the absence of any injunction, order or law issued or enforced by any court or governmental authority of competent jurisdiction that prohibits or makes illegal the consummation of the Merger and (c) the expiration or termination of any waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. The obligation of each party to consummate the Merger is also conditioned upon, among other things, (x) the accuracy of the representations and warranties of the other party as of the Closing (subject to customary materiality qualifiers), (y) compliance by the other party in all material respects with its pre-Closing obligations and covenants under the Merger Agreement and (z) in Paychex’s case, (1) the absence of a material adverse effect with respect to Paycor and (2) certain required consents, approvals, notifications or filings from or to governmental entities under applicable money transmission laws and insurance laws having been made, obtained or received (or, as applicable, the expiration or termination of any waiting period). The Closing may not occur prior to April 15, 2025, unless Paychex elects to waive such inside date.

The Merger Agreement contains certain termination rights for each of Paychex and Paycor, including the right of each party to terminate the Merger Agreement if the Merger has not been consummated on or before October 7, 2025.

The Merger Agreement contains customary representations and warranties by each party. The parties have also agreed to various customary covenants and agreements, including, among others, for Paycor to conduct, subject to certain exceptions, its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the Closing. The Merger Agreement also prohibits Paycor’s solicitation of proposals relating to alternative transactions and restricts Paycor’s ability to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction.

In connection with, and concurrently with the entry into the Merger Agreement, Paychex entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (the “Bank”) pursuant to which the Bank has committed, subject to customary conditions, to provide Paychex with 100% of the loans under a 364-day unsecured bridge term loan facility in an amount not to exceed $3.5 billion (the “Bridge Loan Facility”). The Bridge Loan Facility will be reduced by an equivalent amount of the net cash proceeds of the issuance by Paychex of debt, equity or equity-linked securities in a public offering or private placement or the disposition of assets prior to the consummation of the Transactions and upon other specified events, subject to certain exceptions set forth in the Commitment Letter. The funding of the Bridge Loan Facility is subject to the satisfaction of certain customary conditions.

The foregoing description of the Merger Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Paychex or any of the other parties to the Merger Agreement. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the parties in connection with the signing of the Merger Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties and certain covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk among the parties rather than establishing matters as facts and were made only as of the date of the Merger Agreement (or such other date or dates as may be specified in the Merger Agreement). Accordingly, the representations and warranties in the Merger Agreement should not be relied upon as characterizations of the actual state of facts about Paychex or any of the parties to the Merger Agreement.

Item 7.01 Regulation FD Disclosure

On January 7, 2025, Paychex issued a press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In connection with the announcement of the Merger Agreement, Paychex provided supplemental information regarding the proposed transaction in presentations to analysts and investors. The slides made available in connection with the presentations are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

The information provided under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and is not deemed to be “filed” with the SEC for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and is not incorporated by reference into any filing of Paychex under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such a filing. Paychex does not incorporate by reference to this Current Report on Form 8-K information presented at any website referenced in this report or in any of the Exhibits attached hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of January 7, 2025, by and among Paychex, Inc., Skyline Merger Sub, Inc. and Paycor HCM, Inc.*
99.1	Press release, dated January 7, 2025
99.2	Investor presentation, dated January 7, 2025
104	Cover Page Interactive File, embedded in Inline XBRL.

______________________

*	Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish supplementally a copy of any omitted schedule or similar attachment to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

Certain written statements in this current report may contain, and members of management may from time to time make or discuss statements which constitute, “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by such words and phrases as “expect,” “outlook,” “will,” guidance,” “projections,” “anticipate,” “believe,” “can,” “could,” “design,” “may,” “possible,” “potential,” “should” and other similar words or phrases. Forward-looking statements include, without limitation, all matters that are not historical facts. Examples of forward-looking statements include, among others, statements we make regarding operating performance, events, or developments that we expect or anticipate will occur in the future, including statements relating to our outlook, revenue growth, earnings, earnings-per-share growth, and similar projections.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to known and unknown uncertainties, risks, changes in circumstances, and other factors that are difficult to predict, many of which are outside our control. Our actual performance and outcomes, including without limitation, our actual results and financial condition, may differ materially from those indicated in or suggested by the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

•	our ability to keep pace with changes in technology or provide timely enhancements to our solutions and support;

•	software defects, undetected errors, and development delays for our solutions;

•	the possibility of cyberattacks, security vulnerabilities or Internet disruptions, including data security and privacy leaks, and data loss and business interruptions;

•	the possibility of failure of our business continuity plan during a catastrophic event;

•	the failure of third-party service providers to perform their functions;

•	the possibility that we may be exposed to additional risks related to our co-employment relationship with our PEO business;

•	changes in health insurance and workers’ compensation insurance rates and underlying claim trends;

•	risks related to acquisitions and the integration of the businesses we acquire;

•	our clients’ failure to reimburse us for payments made by us on their behalf;

•	the effect of changes in government regulations mandating the amount of tax withheld or the timing of remittances;

•	our failure to comply with covenants in our debt agreements;

•	changes in governmental regulations, laws, and policies;

•	our ability to comply with U.S. and foreign laws and regulations;

•	our compliance with data privacy and artificial intelligence laws and regulations;

•	our failure to protect our intellectual property rights;

•	potential outcomes related to pending or future litigation matters;

•	the impact of macroeconomic factors on the U.S. and global economy, and in particular on our small- and medium-sized business clients;

•	volatility in the political and economic environment, including inflation and interest rate changes;

•	our ability to attract and retain qualified people; and

•	the possible effects of negative publicity on our reputation and the value of our brand.

Any of these factors, as well as such other factors as discussed in our SEC filings, could cause our actual results to differ materially from our anticipated results. The information provided in this document is based upon the facts and circumstances known as of the date of this current report, and any forward-looking statements made by us in this document speak only as of the date on which they are made. Except as required by law, we undertake no obligation to update these forward-looking statements after the date of issuance of this current report to reflect events or circumstances after such date, or to reflect the occurrence of unanticipated events.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Paycor intends to file relevant materials with the SEC, including Paycor’s information statement in preliminary and definitive form. Paycor stockholders are strongly advised to read all relevant documents filed by Paycor with the SEC, including Paycor’s information statement, because they will contain important information about the proposed transaction. These documents will be available at no charge on the SEC’s website at www.sec.gov. In addition, documents will also be available without charge by visiting Paycor’s website at https://investors.paycor.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCHEX, INC.

By:	/s/ Prabha Sipi Bhandari
	Name:	Prabha Sipi Bhandari
	Title:	Chief Legal Officer, Chief Ethics Officer and Secretary

Date: January 7, 2025